Exhibit 99.1
Nasdaq: MDRR medalistreit.com Supplemental 2024 Financial Information Year Ending December 31, 2024 Exhibit 99.2

© 2025, All Rights Reserved Medalist Diversified REIT Announces 2024 Annual Financial Results Richmond, VA – March 14, 2025 – Medalist Diversified REIT, Inc. (NASDAQ: MDRR), a Virginia-based real estate investment trust specializing in acquiring, owning, and managing value-add properties in the Southeast, announced its financial and operational results for the year ended December 31, 2024. •Annual 2024 Highlights • Net Income: Net income per diluted share was $0.024. • Funds from Operations (FFO): FFO per diluted share was $1.52, reflecting the company’s strong focus on operational efficiency and portfolio stability. • Adjusted Funds from Operations (AFFO): AFFO per diluted share was $1.09, providing a solid foundation for dividends and continued portfolio performance. • Same-Store Net Operating Income (SS NOI) Growth: • Total Portfolio: SS NOI posted an increase of 4.6% year-over-year, reflecting the stability of the company’s assets. • Retail Properties: SS NOI increased 0.9% year-over-year, supported by high tenant retention in key locations. • Flex Industrial Properties: SS NOI rose significantly by 14.6% year-over-year, highlighting strong demand for the company’s industrial assets. • Portfolio Composition: As of December 31, 2024, Medalist owned 10 assets across 4 states, comprising a diversified mix of retail, flex industrial, and net lease properties. • External Growth: During 2024, the company completed the acquisition of one property for a total purchase price of $2.4 million and successfully divested one asset for $3.1 million, further optimizing its portfolio composition. “Our 2024 financial results reflect the continued strength of our portfolio and disciplined approach to capital allocation. The year-over-year growth in Same-Store Net Operating Income, particularly in our flex industrial assets, underscores the resilience of our investment strategy. We remain focused on driving operational efficiency and delivering long-term value for our shareholders.” said Chief Financial Officer Brent Winn. 2 Exhibit 99.2

© 2025, All Rights Reserved 2024 Overview Key Highlights and Portfolio Data 3 Medalist Diversified REIT (NASDAQ: MDRR) is a real estate investment trust that specializes in acquiring, owning, and managing value-add commercial real estate. As of December 31, 2024, our portfolio consists of 9 assets in the Southeast and 1 asset in Illinois totaling approximately 782 thousand square feet. Exhibit 99.2 Owned Assets Portfolio Data 10 112 4 Portfolio Portfolio Occupancy WALTR Unique States Tenants 93.6% 4.0 yrs 6.7K $7.7M Average Lease SQF Annualized Retail Flex / Industrial Top 10 Tenants Top 10 Tenants Base Rent 49.1% 51.1% Net Income AFFO per Share per Share Portfolio Cash Flex Cash SS NOI Growth SS NOI Growth 4.6% EBITDAre GAAP NOI $5.0M $7.2M Acquisitions Dispositions $2.4M $3.1M FFO per Share 0.9% 14.6% Retail Cash SS NOI Growth Key Highlights $0.02 $1.52 $1.09

© 2025, All Rights Reserved Current Portfolio Composition Single Tenant Net Lease (STNL) Portfolio Highlights 4 Exhibit 99.2 STNL assets offer stability and predictable income streams, making them attractive investments. On March 28, 2024, the Company completed its acquisition of the Citibank Property, a 4,350 square foot single tenant building on 0.45 acres located in Chicago, Illinois, through a wholly-owned subsidiary. 11,043 11,264 11,489 11,719 11,953 12,192 12,436 12,685 2024 2025 2026 2027 2028 2029 2030 2031 CitiBank Contractual Monthly Rent Our strategic review led us to the decision to increase our exposure to STNL assets. Financial Services 1 11,043 40.6% Electronics 1 8,750 32.2% Casual Dining 1 7,417 27.3% Total 3 27,210 100.0% Industry Composition Tenant Industry Number of Leases Rent ($) % of Rent Citibank 1 11,043 40.6% T-Mobile 1 8,750 32.2% East Coast Wings 1 7,417 27.3% Total 3 27,210 100.0% Tenants Tenant Concept Number of Leases Rent ($) % of Rent NN Retail 68% NN Flex 28% STNL 4% RENT Average WALTR Average Rent PSF Unique Tenants Average Lease SQF 5.3 yrs $26.44 3 4.1K

Exhibit 99.2

Current Portfolio Composition

Retail Portfolio Highlights

Our retail portfolio’s tenant brands speak for themselves.

Our properties attract tenants that have proven to be **resilient in challenging economic conditions** and market downturns.

13.2% of our retail portfolio’s rent is derived from Amazon resistant **experiential** tenants.

Top 10 Retail Tenants

Tenant Concept	Number of Leases	Rent ($)	% of Rent
Ashley Furniture Home Store	2	37,233	8.6%
Food Lion	1	27,008	6.3%
Citi Trends	3	25,835	6.0%
Altitude Trampoline Park	1	25,000	5.8%
Hobby Lobby	1	21,875	5.1%
Harbor Freight Tools	2	21,195	4.9%
Planet Fitness	1	15,098	3.5%
Monster Mini Golf	1	14,211	3.3%
Big Lots	1	12,951	3.0%
KJ's Market	1	11,720	2.7%
Total Top 10	**14**	**212,127**	**49.1%**

4.8 yrs	$10.18	66	7.7K
Average WALTR	Average Rent PSF	Unique Tenants	Average Lease SQF





Industry Composition

Tenant Industry	Number of Leases	Rent ($)	% of Rent
Specialty	13	75,834	17.6%
Experiential	4	57,079	13.2%
Professional Services	10	50,529	11.7%
Health & Fitness	8	42,338	9.8%
Home Furnishings	3	40,733	9.4%
Grocery	2	38,728	9.0%
Apparel	6	38,258	8.9%
Sporting Goods	3	15,498	3.6%
Quick Service Restaurants	3	15,229	3.5%
Supercenters & Clubs	1	12,951	3.0%
Financial Services	5	12,100	2.8%
Casual Dining	3	11,583	2.7%
Electronics	4	10,105	2.3%
Dollar Stores	1	7,411	1.7%
Automotive Services	1	2,868	0.7%
Other	4	550	0.1%
Total	**71**	**431,794**	**100.0%**

MEDALIST DIVERSIFIED REIT, INC.
© 2025, All Rights Reserved
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© 2025, All Rights Reserved Current Portfolio Composition Flex / Industrial Portfolio Highlights 6 Exhibit 99.2 We invest in “workforce” or “necessity” real estate because we believe it is more stable with lower turnover and less volatile economic swings. 28% of our rent is derived from non-retail “workforce” real estate. Average WALTR Average Rent PSF Unique Tenants Average Lease SQF 2.0 yrs $10.10 44 4.9K NN Retail 68% NN Flex 28% STNL 4% RENT Gravitopia 1 24,264 13.5% GBRS Group 1 13,532 7.5% S&ME 1 9,655 5.4% Turning Point Greenville Church 1 8,884 4.9% Bridge Church 1 6,956 3.9% First Onsite Property Restoration 1 6,328 3.5% Walder Foundation Products 1 6,104 3.4% Make it Happen Media 1 5,948 3.3% Science Applications International Corporation (SAIC) 1 5,259 2.9% TK Elevator 1 4,895 2.7% Total Top 10 10 91,825 51.1% Top 10 Tenants Tenant Concept Number of Leases Rent ($) % of Rent

© 2025, All Rights Reserved Portfolio Diversification Our Portfolio is Concentrated in High Growth Sunbelt Markets 7 Secondary and Tertiary market focus generates a more attractive return profile due to less competition from institutional investors. Sunbelt state focus provides growing markets where jobs and economic development are abundant. * The map graphic includes undeveloped outparcels and does not reflect the Citibank asset in Chicago, IL. Exhibit 99.2 Lancer Center Retail Lancaster, SC 181,590 80.2% Ashley Plaza Retail Goldsboro, NC 156,012 100.0% Franklin Square Retail Gastonia, NC 134,239 100.0% Salisbury Marketplace Retail Salisbury, NC 79,732 88.3% Greenbrier Business Center Flex Chesapeake, VA 89,280 94.8% Brookfield Center Flex Greenville, SC 64,880 100.0% Parkway Flex Virginia Beach, VA 64,109 100.0% STNL Portfolio STNL Various 12,350 100.0% Total 782,192 93.6% Property Type Real Estate Assets Location Sq. Ft. Occupancy

Exhibit 99.2

Consolidated Statements of Operations

Year Ending December 31,		2024		2023		$ Change	% Change
Consolidated Statements of Operations							
REVENUE							
Retail center property revenues	$	6,624,734	$	7,541,914	$	(917,180)	(12.2%)
Flex center property revenues		2,750,499		2,504,652		245,847	9.8%
Single tenant net lease property revenues		359,894		226,260		133,634	59.1%
Total Revenue		**9,735,127**		**10,272,826**		**(537,699)**	**(5.2%)**
OPERATING EXPENSES							
Retail center property operating expenses		1,621,898		1,882,524		(260,626)	(13.8%)
Flex center property operating expenses		697,864		686,818		11,046	1.6%
Single tenant net lease property operating expenses		31,977		31,175		802	2.6%
Bad debt expense		39,910		63,282		(23,372)	(36.9%)
Share based compensation expenses		277,500		-		277,500	– %
Legal, accounting and other professional fees		1,170,270		1,390,941		(220,671)	(15.9%)
Corporate general and administrative expenses		968,435		484,345		484,090	99.9%
Management restructuring expenses		-		2,066,521		(2,066,521)	– %
Loss on impairment		182		90,221		(90,039)	(99.8%)
Depreciation and amortization		3,915,483		4,574,163		(658,680)	(14.4%)
Total Operating Expenses		**8,723,519**		**11,269,990**		**(2,546,471)**	**(22.6%)**
Gain on disposal of investment property		2,819,502		-		2,819,502	– %
Loss on extinguishment of debt		(51,837)		-		(51,837)	– %
Loss on redemption of mandatorily redeemable preferred stock		(47,680)		-		(47,680)	– %
Operating Income (Loss)		**3,731,593**		**(997,164)**		**4,728,757**	**(474.2%)**
Interest expense		3,019,799		3,540,900		(521,101)	(14.7%)
Net Income (Loss) from Operations		**711,794**		**(4,538,064)**		**5,249,858**	**(115.7%)**
Other income		88,856		49,274		39,582	80.3%
Other expense		(56,325)		(84,564)		28,239	(33.4%)
Net Income (Loss)		**744,325**		**(4,573,354)**		**5,317,679**	**(116.3%)**
Less: Net income attributable to Hanover Square Property noncontrolling interests		453,928		7,714		446,214	5,784.5%
Less: Net loss attributable to Parkway Property noncontrolling interests		(3,234)		(8,482)		5,248	(61.9%)
Less: Net income (loss) attributable to Operating Partnership noncontrolling interests		266,107		(1,307)		267,414	(20,460.1%)
Net Income (Loss) Attributable to Medalist Common Shareholders	**$**	**27,524**	**$**	**(4,571,279)**	**$**	**4,598,803**	**(100.6%)**
Earnings (loss) per common share - basic	**$**	**0.024**	**$**	**(4.12)**	**$**	**4.14**	**(100.6%)**
Weighted-average number of shares - basic		1,127,768		1,109,574		18,194	1.6%
Earnings (loss) per common share - diluted	**$**	**0.024**	**$**	**(4.12)**	**$**	**4.14**	**(100.6%)**
Weighted-average number of shares - diluted		1,132,588		1,109,574		23,014	2.1%
Dividends paid per common share	$	0.17	$	0.32	$	(0.15)	(46.9%)

MEDALIST DIVERSIFIED REIT, INC.

© 2025, All Rights Reserved

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Exhibit 99.2

Funds From Operations and Adj. Funds From Operations

Year Ending December 31,	2024	2023	$ Change	% Change
Funds From Operations and Core Funds From Operations				
Net Income (Loss)	$ 744,325	$ (4,573,354)	$ 5,317,679	(116.3%)
Depreciation of tangible real property assets	2,342,416	2,695,058	(352,642)	(13.1%)
Depreciation of tenant improvements	757,318	836,096	(78,778)	(9.4%)
Amortization of tenant improvement lease incentives	2,964	-	2,964	– %
Amortization of leasing commissions	199,465	152,661	46,804	30.7%
Amortization of intangible assets	616,284	890,348	(274,064)	(30.8%)
Gain on disposal of investment property	(2,819,502)	-	(2,819,502)	– %
Loss on impairment	182	90,221	(90,039)	(99.8%)
Gain on extinguishment of lease liability	(34,792)	-	(34,792)	– %
Loss on extinguishment of debt	51,837	-	51,837	– %
Loss on redemption of mandatorily redeemable preferred stock	47,680	-	47,680	– %
Funds From Operations (FFO) Attributable to Medalist Common Shareholders	**$ 1,908,177**	**$ 91,030**	**$ 1,817,147**	**1,996.2%**
Decrease in fair value of interest rate cap	56,325	84,564	(28,239)	(33.4%)
Management restructuring expenses	-	2,066,521	(2,066,521)	– %
Core Funds From Operations (FFO) Attributable to Medalist Common Shareholders	**$ 1,964,502**	**$ 2,242,115**	**$ (277,613)**	**(12.4%)**
FFO per common share equivalent - basic	**$ 1.52**	**$ 0.08**	**$ 1.44**	**1,778.5%**
FFO per common share equivalent - diluted	**$ 1.52**	**$ 0.08**	**$ 1.44**	**1,771.3%**
Core FFO per common share equivalent - basic	**$ 1.57**	**$ 2.00**	**$ (0.43)**	**(21.5%)**
Core FFO per common share equivalent - diluted	**$ 1.56**	**$ 2.00**	**$ (0.43)**	**(21.8%)**
Weighted-average number of common shares and equivalents – basic[1]	1,253,081	1,122,920	130,161	11.6%
Weighted-average number of common shares and equivalents – diluted[1]	1,257,901	1,122,920	134,981	12.0%

Year Ending December 31,	2024	2023	$ Change	% Change
Adjusted Funds From Operations				
Funds From Operations (FFO) Attributable to Medalist Common Shareholders	$ 1,908,177	$ 91,030	$ 1,817,147	1,996.2%
Amortization of above market leases	40,850	93,696	(52,846)	(56.4%)
Amortization of below market leases	(296,211)	(368,803)	72,592	(19.7%)
Straight line rent	(99,106)	(100,010)	904	(0.9%)
Capital expenditures	(902,397)	(1,483,117)	580,720	(39.2%)
Decrease in fair value of interest rate cap	56,325	84,564	(28,239)	(33.4%)
Amortization of loan issuance costs	100,479	106,882	(6,403)	(6.0%)
Amortization of preferred stock discount and offering costs	246,966	243,054	3,912	1.6%
Share-based compensation	277,500	-	277,500	– %
Bad debt expense	39,910	63,282	(23,372)	(36.9%)
Adjusted Funds From Operations (AFFO) Attributable to Medalist Common Shareholders	**$ 1,372,493**	**$ (1,269,422)**	**$ 2,641,915**	**(208.1%)**
AFFO per common share equivalent - basic	**$ 1.10**	**$ (1.13)**	**$ 2.23**	**(196.9%)**
AFFO per common share equivalent - diluted	**$ 1.09**	**$ (1.13)**	**$ 2.22**	**(196.5%)**
Weighted-average number of common shares and equivalents – basic[1]	1,253,081	1,122,920	130,161	11.6%
Weighted-average number of common shares and equivalents – diluted[1]	1,257,901	1,122,920	134,981	12.0%

1) *Common share equivalents include Operating Partnership ("OP") Units in Medalist Diversified REIT's Operating Partnership. These OP Units have economic rights equivalent to Medalist common shares but may be subject to certain transfer restrictions and conversion terms as outlined in the partnership agreement.*

© 2025, All Rights Reserved

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© 2025, All Rights Reserved EBITDAre and GAAP Net Operating Income (NOI) 10 Exhibit 99.2 Year Ending December 31, 2024 2023 $ Change % Change EBITDAre Net Income (Loss) $ 744,325 $ (4,573,354) $ 5,317,679 (116.3%) Plus: Amortization of loan issuance costs 100,479 106,882 (6,403) (6.0%) Plus: Amortization of preferred stock discount and offering costs 246,966 243,054 3,912 1.6% Plus: Interest expense 3,019,799 3,540,900 (521,101) (14.7%) Plus: Depreciation and amortization 3,915,483 4,574,163 (658,680) (14.4%) Less: Net amortization of above and below market leases (255,361) (275,107) 19,746 (7.2%) Less: Gain on sale of investment properties (2,819,502) - (2,819,502) – % Plus: Loss on impairment 182 90,221 (90,039) (99.8%) EBITDAre $ 4,952,371 $ 3,706,759 $ 1,245,612 33.6% Year Ending December 31, 2024 2023 $ Change % Change GAAP Net Operating Income (NOI) Net Income (Loss) $ 744,325 $ (4,573,354) $ 5,317,679 (116.3%) Plus: Share based compensation expenses 277,500 - 277,500 – % Plus: Legal, accounting and other professional fees 1,170,270 1,390,941 (220,671) (15.9%) Plus: Corporate general and administrative expenses 968,435 484,345 484,090 99.9% Plus: Loss on impairment 182 90,221 (90,039) (99.8%) Plus: Depreciation and amortization 3,915,483 4,574,163 (658,680) (14.4%) Less: Gain on disposal of investment property (2,819,502) - (2,819,502) – % Plus: Loss on extinguishment of debt 51,837 - 51,837 – % Plus: Loss on redemption of mandatorily redeemable preferred stock 47,680 - 47,680 – % Plus: Interest expense 3,019,799 3,540,900 (521,101) (14.7%) Plus: Other expense 56,325 84,564 (28,239) (33.4%) Less: Other income (88,856) (49,274) (39,582) 80.3% Plus: Management restructuring expense - 2,066,521 (2,066,521) – % GAAP Net Operating Income (NOI) $ 7,343,478 $ 7,609,027 $ (265,549) (3.5%)

© 2025, All Rights Reserved Cash and Same-Store Cash Net Operating Income (NOI) 11 Exhibit 99.2 Year Ending December 31, 2024 2023 $ Change % Change Cash Net Operating Income (NOI) GAAP Net Operating Income (NOI) $ 7,343,478 $ 7,609,027 $ (265,549) (3.5%) Plus: Bad debt expense 39,910 63,282 (23,372) (36.9%) Plus: Amortization of above market leases 40,850 93,696 (52,846) (56.4%) Less: Amortization of below market leases (296,211) (368,803) 72,592 (19.7%) Less: Straight line rent (99,106) (100,010) 904 (0.9%) Plus: Amortization of tenant improvement lease incentives 2,964 - 2,964 – % Cash Net Operating Income (NOI) $ 7,031,885 $ 7,297,192 $ (265,307) (3.6%) Year Ending December 31, 2024 2023 $ Change % Change Same-Store Cash Net Operating Income (NOI) Cash Net Operating Income (NOI) $ 7,031,885 $ 7,297,192 $ (265,307) (3.6%) Less: NOI from Assets Purchased or Sold During Period (282,078) (844,434) 562,356 (66.6%) Same-Store Cash Net Operating Income (NOI) $ 6,749,807 $ 6,452,758 $ 297,049 4.6%

© 2025, All Rights Reserved Same-Store Cash Net Operating Income (NOI) by Sector 12 Exhibit 99.2 Year Ending December 31, 2024 2023 $ Change % Change Same-Store Cash Net Operating Income (NOI) - Retail Property revenues $ 5,233,455 $ 5,103,964 $ 129,491 2.5% Percentage rent - 9,787 (9,787) – % Tenant reimbursements 1,070,399 1,021,226 49,173 4.8% Property operating expenses (1,370,344) (1,247,560) (122,784) 9.8% Property management fees (190,522) (185,330) (5,192) 2.8% Same-Store Cash Net Operating Income (NOI) - Retail $ 4,742,988 $ 4,702,087 $ 40,901 0.9% Year Ending December 31, 2024 2023 $ Change % Change Same-Store Cash Net Operating Income (NOI) - Flex Property revenues $ 2,053,425 $ 1,855,319 $ 198,106 10.7% Tenant reimbursements 651,258 517,595 133,663 25.8% Property operating expenses (611,578) (548,053) (63,525) 11.6% Property management fees (86,286) (74,190) (12,096) 16.3% Same-Store Cash Net Operating Income (NOI) - Flex $ 2,006,819 $ 1,750,671 $ 256,148 14.6%

© 2025, All Rights Reserved Non-GAAP Definitions and Explanations •Investors and analysts following the real estate industry utilize certain financial measures as supplemental performance measures, including net operating income ("NOI"), EBITDA for real estate ("EBITDAre"), Funds from operations (“FFO”) and Adjusted FFO (“AFFO”). •While we believe net income available to common stockholders, as defined by accounting principles generally accepted in the United States of America (“U.S. GAAP”), is the most appropriate measure, we consider NOI, EBITDAre, and FFO and AFFO, given their wide use by and relevance to investors and analysts, appropriate supplemental performance measures. NOI provides a measure of rental operations, and does not include depreciation and amortization, interest expense and non-property specific expenses such as corporate-wide interest expense and general and administrative expenses. As used herein, we calculate the following non-U.S. GAAP measures as follows: •NOI from property operations is calculated as net loss, as defined by U.S. GAAP, plus legal, accounting and other professional fees, corporate general and administrative expenses, depreciation, amortization of intangible assets and liabilities, interest expense, including amortization of financing costs, share based compensation expense, loss on impairment, gain on disposition of investment properties, loss on extinguishment of debt, loss on redemption of mandatorily redeemable preferred stock, management restructuring expense, other income and other expenses. The components of NOI consist of recurring rental and reimbursement revenue, less real estate taxes and operating expenses, such as insurance, utilities, and repairs and maintenance. Management believes NOI is a useful measure for investors as it highlights the operating performance of the company’s real estate assets, excluding the impact of corporate-level expenses and non-cash accounting items, allowing for a clearer comparison of property-level profitability across periods and with industry peers. 13 Exhibit 99.2

© 2025, All Rights Reserved Non-GAAP Definitions and Explanations (continued) •EBITDAre is a non-GAAP financial measure, defined for the most recent period as earnings (net income) before (i) interest expense, (ii) income taxes, (iii) depreciation and amortization, (iv) provisions for impairment, and (v) gain on sales of real estate. The National Association of Real Estate Investment Trusts (“NAREIT”) established an EBITDA metric for real estate companies (i.e., EBITDA for real estate, or EBITDAre) it believed would provide investors with a consistent measure to help make investment decisions among certain REITs. •NOI and EBITDAre, do not represent cash generated from operating activities in accordance with U.S. GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt, capital expenditures and payment of dividends and distributions. NOI and EBITDAre should not be considered as substitutes for net income applicable to common stockholders (calculated in accordance with U.S. GAAP) as a measure of results of operations or cash flows (calculated in accordance with U.S. GAAP) as a measure of liquidity. NOI and EBITDAre, as currently calculated by us, may not be comparable to similarly titled, but variously calculated, measures of other REITs. •FFO and AFFO, non-GAAP measures, are alternative measures of operating performance, specifically as it relates to results of operations and liquidity. FFO is computed in accordance with standards established by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”) in its March 1995 White Paper (as amended in November 1999, April 2002 and December 2018). As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate related depreciation and amortization (excluding amortization of loan origination costs and above and below market leases) and after adjustments for unconsolidated partnerships and joint ventures. In addition to FFO, AFFO, excludes non-cash items such as amortization of loans and above and below market leases, unbilled rent arising from applying straight line rent revenue recognition and share-based compensation expenses. Additionally, the impact of capital expenditures, including tenant improvement and leasing commissions, net of reimbursements of such expenditures by property escrow funds, is included in the calculation of AFFO. 14 Exhibit 99.2

© 2025, All Rights Reserved Non-GAAP Definitions and Explanations (continued) •Most industry analysts and equity REITs, including us, consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions and excluding depreciation, FFO is a helpful tool that can assist in the comparison of the operating performance of a company’s real estate between periods, or as compared to different companies. Management uses FFO as a supplemental measure to conduct and evaluate our business because there are certain limitations associated with using GAAP net income alone as the primary measure of our operating performance. Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time, while historically real estate values have risen or fallen with market conditions. Accordingly, we believe FFO provides a valuable alternative measurement tool to GAAP when presenting our operating results. •The NAREIT White Paper states, “FFO of a REIT includes the FFO of all consolidated properties, including consolidated, partially owned affiliates”. Additionally, since the adjustments to GAAP net income, such as depreciation and amortization, used in the reconciliation of net income (loss) to determine FFO are not allocated between common stockholders and noncontrolling interests (i.e. 100% of depreciation and amortization are “added back” without reduction to reflect the noncontrolling owners’ interest in such items), our company believes that the appropriate starting point for the calculation is the net income (loss) before allocation to noncontrolling interests. This allows our company to use FFO as a tool to measure the overall performance of its investment properties, as a whole, not just the portion of the investment properties controlled by our company’s common stockholders. 15 Exhibit 99.2

© 2025, All Rights Reserved Non-GAAP Definitions and Explanations (continued) •We compute Core and Adjusted Earnings Metrics by adjusting the metric to exclude certain GAAP income and expense amounts that we believe are infrequent and unusual in nature and/or not related to our core real estate operations. Exclusion of these items is common within the equity REIT industry, and management believes that presentation of Core and Adjusted Earnings Metrics provides investors with a metric to assist in their evaluation of our operating performance across multiple periods and in comparison to the operating performance of our peers, because it removes the effect of unusual items that are not expected to impact our operating performance on an ongoing basis. Core and Adjusted Earnings Metrics are used by management in evaluating the performance of our core business operations. Items included in calculating earnings metrics that may be excluded in calculating Core and Adjusted Earnings Metrics include items like certain transaction related gains, losses, income or expense or other non-core amounts as they occur. 16 Exhibit 99.2

© 2025, All Rights Reserved Forward-Looking Statements and Risk Factors •The information in this presentation should be read in conjunction with the Company's Annual Report on Form 10-K and other information filed with the Securities and Exchange Commission. This presentation is not incorporated into such filings. This document is not an offer to sell or a solicitation to buy securities of Medalist Diversified REIT, Inc. Any offer or solicitation shall be made only by means of a prospectus approved for that purpose. •Forward-Looking and Cautionary Statements •This presentation and statements by our management may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by the use of words and phrases such as “preliminary,” “expect,” “plan,” “will,” “estimate,” “project,” “intend,” “believe,” “guidance,” “approximately,” “anticipate,” “may,” “should,” “seek,” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends or opinions or judgments of Medalist and our management about future events and that do not relate to historical matters. Forward-looking statements are statements that include, without limitation, statements made in Mr. Winn's quotation, our business, financial and operating results, discussions of strategy, plans or intentions of management, and statements that include other projections, predictions, expectations or beliefs about future events or results or otherwise are not statements of historical fact. The forward-looking statements included herein are based upon our current expectations, plans, estimates, assumptions and beliefs that involve numerous risks and uncertainties. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Although we believe that the expectations reflected in such forward-looking statements are based on reasonable assumptions, our actual results and performance could differ materially from those set forth in the forward-looking statements. 17 Exhibit 99.2

© 2025, All Rights Reserved Forward-Looking Statements and Risk Factors (continued) The following risks and uncertainties, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: industry and global and local economic conditions; volatility and uncertainty in the financial markets, including potential fluctuations in the Consumer Price Index; Medalist's success in implementing its business strategy and its ability to identify, underwrite, finance, consummate, integrate and manage diversified acquisitions or investments; the financial performance of Medalist's retail tenants and the demand for retail space; decreased rental rates or increasing vacancy rates; Medalist's ability to diversify its tenant base; the nature and extent of future competition; increases in Medalist's costs of borrowing as a result of changes in interest rates and other factors; Medalist's ability to access debt and equity capital markets; Medalist's ability to pay down, refinance, restructure and/or extend its indebtedness as it becomes due; Medalist's ability and willingness to renew its leases upon expiration and to reposition its properties on the same or better terms upon expiration in the event such properties are not renewed by tenants or Medalist exercises its rights to replace existing tenants upon default; the impact of any financial, accounting, legal or regulatory issues or litigation that may affect Medalist or its major tenants; potential losses that may not be covered by insurance; information security and data privacy breaches; Medalist's ability to manage its expanded operations; Medalist's ability and willingness to maintain its qualification as a REIT under the Internal Revenue Code of 1986, as amended; the impact on Medalist's business and those of its tenants from epidemics, pandemics or other outbreaks of illness, disease or virus; and other risks inherent in the real estate business, including tenant defaults, potential liability relating to environmental matters, illiquidity of real estate investments and potential damages from natural disasters discussed in Medalist’s most recent filings with the Securities and Exchange Commission (“SEC”), including its Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. You are cautioned not to place undue reliance on forward-looking statements which are based on information that was available, and speak only, as of the date on which they were made. While forward looking statements reflect Medalist's good faith beliefs, they are not guarantees of future performance. Medalist expressly disclaims any responsibility to update or revise forward-looking statements whether as a result of new information, future events or otherwise, except as required by law. 18 Exhibit 99.2

© 2025, All Rights Reserved Forward-Looking Statements and Risk Factors (continued) •Notice Regarding Non-GAAP Financial Measures •In addition to U.S. GAAP financial measures, this presentation contains and may refer to certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are at the end of this supplement if the reconciliation is not presented on the page in which the measure is published. 19 Exhibit 99.2